                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 1
                                       TO
                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 26, 1998


                        FIDELITY NATIONAL FINANCIAL, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                     1-9396                86-0498599
----------------------------    ----------------     ----------------------
(State or other jurisdiction    (Commission File         (IRS Employer
     of incorporation)               Number)         Identification Number)


                17911 Von Karman Avenue, Irvine, California 92614
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (714) 622-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIDELITY NATIONAL FINANCIAL, INC.

Dated: May 12, 1998                     /s/ M'Liss Jones Kane
                                        ---------------------------------
                                        M'Liss Jones Kane
                                        Senior Vice President, General
                                        Counsel and Corporate Secretary

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired

        The required audited consolidated balance sheet of Granite Financial, Inc. and its subsidiaries ("Granite") as of June 30, 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two fiscal years ended June 30, 1996 and June 30, 1997 are included in pages F-3 to F-7 of Granite's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997, as filed with the Securities and Exchange Commission (the "Commission") on September 29, 1997, which is incorporated by reference as
Exhibit 99(B) to this Report.

        The required consolidated balance sheet of Granite as of December 31, 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for the six-month periods ended December 31, 1996 and December 31, 1997 are included in pages 3 to 7 of Granite's Current Report on Form
10-QSB for the quarterly period ended December 31, 1997, as filed with the Commission on February 13, 1998, which is incorporated by reference as Exhibit 99(C) to this Report.

         (b) Pro Forma Financial Information

        The following unaudited pro forma combined condensed balance sheet of Fidelity as of December 31, 1997 combines the historical consolidated balance sheet of Fidelity as of December 31, 1997 with the historical consolidated balance sheet of Granite as of December 31, 1997 as if the merger had been effective on December 31, 1997. The following unaudited pro forma combined condensed statement of income of Fidelity for the year ended December 31, 1997 presents the results of operations of Fidelity for the year ended December 31, 1997 combined with the results of operations of Granite for the 12 months ended December 31, 1997, as if the merger had been effective at January 1, 1997.

        The required unaudited pro forma combined condensed statements of income of Fidelity for each of the years ended December 31, 1996 and December 31, 1995 are included in the unaudited pro forma condensed financial statements of Fidelity set forth on pages 41 to 47 of the Joint Proxy Statement/Prospectus of Fidelity and Granite, dated January 16, 1998, as filed by Fidelity with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on January 20, 1998 in connection with Fidelity's Registration Statement on Form S-4, as amended (Registration No. 333-44153), which is incorporated by reference as Exhibit 99(D) to this Report.

        The unaudited pro forma combined condensed financial information is provided for comparative purposes only and is not indicative of the results of operations or the financial position of the combined companies that would have occurred had the merger occurred at the beginning of the periods presented or on the date indicated, nor is it indicative of future operating results or financial position. The unaudited pro forma adjustments are based on currently available information and upon certain assumptions that management of Fidelity and Granite believe are reasonable under the circumstances. The unaudited pro forma combined condensed financial information and the related notes thereto should be read in conjunction with the historical consolidated financial statements and the related notes of Fidelity and Granite. In addition, the unaudited pro forma combined condensed financial information does not reflect certain cost savings that management believes may be realized following the merger.

        The unaudited pro forma combined condensed financial information reflects the application of the pooling-of-interests method of accounting for the merger. Under this method of accounting, the recorded assets, liabilities, stockholders' equity, income and expenses of Fidelity and Granite are combined and reflected at their historical amounts.

            PRO FORMA COMBINED BALANCE SHEET AS OF DECEMBER 31, 1997
                       (Unaudited, Dollars in Thousands)

                                                                                     DECEMBER 31, 1997
                                                              ---------------------------------------------------------------
                                                                  GRANITE     FIDELITY NATIONAL   PRO FORMA
                                                              FINANCIAL, INC.   FINANCIAL, INC.   ADJUSTMENTS        COMBINED
                                                              --------------- -----------------   -----------        --------
                            ASSETS
Investments
        Fixed maturities available for sale, at fair value...                      $ 217,001                         $ 217,001
        Equity securities, at fair value.....................                         70,418                            70,418
        Other long-term investments, at cost, which
           approximates fair value...........................          600            15,864                            16,464
        Short-term investments, at cost, which approximates
           fair value........................................                         17,793                            17,793
        Investments in real estate and partnerships, net.....                          5,201                             5,201
                                                                 ---------         ---------       ---------          --------
             Total investments...............................          600           326,277                           326,877
Cash and cash equivalents....................................        5,850(1)         54,005          (3,784)(2)        56,071
Leases and  lease residual interests.........................       53,782                                              53,782
Trade receivables............................................                         52,650                            52,650
Notes receivable.............................................                          8,898                             8,898
Prepaid and other assets.....................................       16,576            70,213                            86,789
Title plants.................................................                         51,756                            51,756
Property and equipment, net..................................        2,225            36,760                            38,985
                                                                 ---------         ---------       --------           --------
                                                                 $  79,033         $ 600,559       $ (3,784)(2)       $675,808
                                                                 =========         =========       =========          ========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
  Accounts payable and accrued liabilities...................    $   9,112         $  63,312                          $ 72,424
  Notes payable..............................................       32,772           123,023                           155,795
  Reserve for claim losses...................................                        190,747                           190,747
  Deferred income taxes......................................                         13,422                            13,422
  Income taxes payable.......................................        1,638            10,122                            11,760
                                                                 ---------         ---------       ---------          --------
                                                                    43,522           400,626               0           444,148
                                                                 ---------         ---------       ---------          --------

  Minority interest..........................................                          3,614                             3,614

Stockholders' equity
  Preferred stock............................................
  Common stock...............................................            6                 2              (5)(3)             3
  Additional paid-in capital.................................       31,742           101,735               5 (3)       133,482
  Retained earnings..........................................        3,763           126,535          (3,784)(2)       126,514
                                                                 ---------         ---------       ---------          --------
                                                                    35,511           228,272          (3,784)          259,999
                                                                 ---------         ---------       ---------          --------

  Net unrealized gains on investments........................                         22,422                            22,422
  Less treasury stock........................................                         54,375                            54,375
                                                                 ---------         ---------       ---------          --------
                                                                    35,511           196,319          (3,784)          228,046
                                                                 ---------         ---------       ---------          --------
                                                                 $  79,033         $ 600,559       $  (3,784)         $675,808
                                                                 =========         =========       =========          ========

(1) Cash, cash equivalents and restricted cash includes restricted cash of $3,358,000.

(2) Cash, total assets and stockholders' equity have been adjusted to reflect the cumulative impact of dividends that would have been paid on an additional 4,505,000 shares issued and outstanding.

(3) Adjustment represents the conversion of the Granite Common Stock, $.001 par value, to Fidelity Common Stock, $.0001 par value.

                     PRO FORMA COMBINED STATEMENT OF INCOME
              (Unaudited, In Thousands Except Per Share Amounts)

                                                                       FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                    -----------------------------------------
                                                                                                    GRANITE
                                                                                                    FIDELITY
                                                                      GRANITE        FIDELITY       COMBINED
                                                                    -----------    ------------    ----------
REVENUE:
     Title insurance premiums....................................                   $ 533,220       $ 533,220
     Escrow  fees................................................                      81,241          81,241
     Other fees and revenue......................................      16,469          98,695         115,164
     Interest and investment income, including
       realized gains (losses)...................................                      33,556          33,556
                                                                    ---------       ---------       ---------
                                                                       16,469         746,712         763,181
                                                                    ---------       ---------       ---------

EXPENSES:
     Personnel costs.............................................       3,096         240,223         243,319
     Other operating expenses....................................       5,698         161,200         166,898
     Agent commissions...........................................                     223,797         223,797
     Provision for claim losses..................................                      38,661          38,661
     Interest expense............................................       2,253           9,401          11,654
                                                                    ---------       ---------       ---------
                                                                       11,047         673,282         684,329
                                                                    ---------       ---------       ---------

     Earnings before extraordinary item..........................       5,422          73,430          78,852
     Income tax expense..........................................       2,096          31,959          34,055
                                                                    ---------       ---------       ---------
     Earnings before income taxes and extraordinary item.........       3,326          41,471          44,797
     Extraordinary item, loss on early retirement of debt, net
         of applicable income taxes..............................                      (1,700)         (1,700)
                                                                    ---------       ---------       ---------
     Net earnings................................................   $   3,326       $  39,771       $  43,097
                                                                    =========       =========       =========

     Basic net earnings..........................................   $   3,326       $  39,771       $  43,097
                                                                    =========       =========       =========
     Basic earnings per share before extraordinary item..........   $    0.99       $    2.61       $    2.31
     Extraordinary item, loss on early retirement of debt, net
         of applicable income taxes..............................                       (0.11)          (0.09)
                                                                    ---------       ---------       ---------
     Basic earnings per share....................................   $    0.99       $    2.50       $    2.22
                                                                    =========       =========       =========
     Weighted average shares outstanding, basic basis............       3,361          15,911          19,376

     Diluted net earnings........................................   $   3,326       $  42,913       $  46,239
                                                                    =========       =========       =========
     Diluted earnings per share before extraordinary item........   $    0.96       $    2.08       $    1.92
     Extraordinary item, gain on early retirement of debt, net
         of applicable income taxes..............................                       (0.08)          (0.07)
                                                                    ---------       ---------       ---------
     Diluted earnings per share..................................   $    0.96       $    2.00       $    1.85
                                                                    =========       =========       =========
     Weighted average shares outstanding, diluted basis..........       3,465          21,483          24,948

         (c) Exhibits


        23(A)         Consent of Ehrhardt Keefe Steiner & Hottman PC

        99(A)         *Press Release - Fidelity National Financial, Inc. and
                      Granite Financial, Inc. Announce Completion of Merger

        99(B)         Annual Report on Form 10-KSB of Granite Financial, Inc.
                      for the fiscal year ended June 30, 1997, as filed with the Commission on September 29, 1997 and incorporated herein by reference.

        99(C)         Current Report on Form 10-QSB of Granite Financial, Inc.
                      for the quarterly period ended December 31, 1997, as filed with the Commission on February 13, 1998 and incorporated herein by reference.

        99(D) Joint Proxy Statement/Prospectus of Fidelity and Granite, dated January 16, 1998, as filed by Fidelity with the Commission pursuant to Rule 424(b) on January 20, 1998
                      (Registration No. 333-44153) and incorporated herein by reference.

-------------------
*       Previously filed